Exhibit 99.1


                    First Alliance Mortgage Loan Trust 1998-3
             Mortgage Loan Asset Backed Certificates, Series 1998-3

                       [$100,000,000] Class A Certificates

   --------------------------------------------------------------------------


         [$30,000,000] Class A-1 Fixed Rate Group Certificates - [TBD]%
                              (non-SMMEA-eligible)

         [$22,000,000] Class A-2 Fixed Rate Group Certificates - [TBD]%
                              (non-SMMEA-eligible)

         [$18,000,000] Class A-3 Fixed Rate Group Certificates - [TBD]%
                              (non-SMMEA-eligible)

[$30,000,000] Class A-4 Floating Rate Group Certificates - 1M LIBOR + [TBD] bps.
                              (non-SMMEA-eligible)









The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1998-3 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                    First Alliance Mortgage Loan Trust 1998-3
             Mortgage Loan Asset Backed Certificates, Series 1998-3

-------------------------------------------------------------------------------

Title of Securities:    First Alliance Mortgage Loan Trust 1998-3,
                        Class A-1, Class A-2 and Class A-3 Fixed Rate Group
                        Certificates and Class A-4 Variable Rate Group
                        Certificates (collectively, the "Certificates").

Certificate
Description:            Class A-1        Class A-2           Class A-3        Class A-4
                        ---------        ---------           ---------        ---------
Collateral:             Fixed Rate       Fixed Rate          Fixed Rate       Variable Rate
                        Mortgage Loans   Mortgage Loans      Mortgage Loans   Mortgage Loans
Prepayment
Assumption:             [27% HEP]        [27% HEP]           [27% HEP]        [30% CPR]


Approximate Size:       [$30,000,000]    [$22,000,000]       [$18,000,000]    [30,000,000]

Average Life
to Call (years):        [1.012]          [3.011]             [6.275]          [2.458]

Average Life
to maturity (years):    [1.012]          [3.011]             [7.213]          [2.674]

Coupon:                 [-----------TBD----------------------------]          The lesser of:
                                                                              1) One Month LIBOR + [TBD]bps
                                                                              2) The Available Funds Cap


Coupon Step-up:         N/A             N/A        After the Clean-up          After the Clean-up Call,
                                                   Call, 0.50%.                the lesser of:
                                                                               1) One Month LIBOR + 2x [TBD] bps
                                                                               2) The Available Funds Cap

Yield to Call:          [------------------TBD-----------------------]         Variable

Collateral
Adjustment Frequency:   N/A               N/A                N/A               Every 6 months (Both
                                                                               Interest Rate & Payment)

Payment Delay (days):   [19]             [19]                [19]              NONE

Interest
Accrual Basis:          30/360           30/360              30/360            Actual/360

Rating (Moody's/S&P):   Aaa/AAA          Aaa/AAA             Aaa/AAA           Aaa/AAA

Dated Date:             [09/01/98]       [09/01/98]          [09/01/98]        [09/21/98]

First Payment:          [10/20/98]       [10/20/98]          [10/20/98]        [10/20/98]

Expected Maturity
without Call:           [09/20/00]       [02/20/03]          [10/20/14]        [02/20/13]

Expected Maturity
with 10% Call:          [09/20/00]       [02/20/03]          [01/20/06]        [02/20/05]

Stated Maturity:        [11/20/18]       [09/20/24]          [12/20/29]        [10/20/28]

Pricing Date:           [---------------------------------------TBD--------------------------]

Settlement Date:        [09/21/98]       [09/21/98]          [09/21/98]        [09/21/98]

Taxation:               REMIC            REMIC                REMIC            REMIC

SMMEA Eligibility:      non-SMMEA        non-SMMEA            non-SMMEA        non-SMMEA




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    First Alliance Mortgage Loan Trust 1998-3
             Mortgage Loan Asset Backed Certificates, Series 1998-3
-------------------------------------------------------------------------------


Company and
Servicer:               First Alliance Mortgage Company, a California
                        corporation

Servicing Fee:          50 basis points per annum

Trustee:                Norwest Bank, Minnesota, National Association

Aggregate
Group Balance:          Fixed Rate Group                $[70,000,000]
                        Variable Rate Group             $[30,000,000]

Payment Date:           The 20th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on October 20, 1998

Record Date:            Class A-1, Class A-2, Class A-3 & Class A-4 - The last
                        day of the calendar month immediately preceding the related Payment Date

Interest                The interest accrual period for the Class A-1, Class
Accrual Period:         A-2 and Class A-3 Certificates is the calendar month
                        prior to the month in which a distribution occurs.

                        Interest will accrue on the Class A-4 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:   Book-entry only through the same-day funds facilities
                        of DTC, Euroclear and CEDEL

Denominations:          Minimum denominations of $1,000 and integral multiples
                        thereof

Prepayment              For the Class A-1, Class A-2 and Class A-3 Fixed-Rate
Assumption:             Group Certificates, [27]% HEP [2.7]% CPR in month 1
                        with monthly incremental increases of [2.7]% CPR until the speed reaches [27]% CPR in month 10based on loan seasoning.)

                        For the Class A-4 Variable-Rate Group Certificates, [30]% CPR

10% Clean-up Call:      The Servicer has the option to exercise a call when the
                        aggregate fixed-rate mortgage loan balance equals 10% or less of the sum of the original fixed-rate collateral balance and the original fixed-rate amount of the prefunding account. The call will be exercised at par plus accrued interest.

                        The Servicer has the option to exercise a call when the aggregate floating-rate mortgage loan balance equals 10% or less of the sum of the original floating-rate collateral balance and the original floating-rate amount of the prefunding account. The call will be exercised at par plus accrued interest.

Coupon Step-Up:         If the Servicer does not exercise the Cleanup Call, the
                        coupon on the Class A-3 Certificates shall be raised to [TBD]% + 0.50%.

                        If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-4 Certificates shall be raised to 1M LIBOR + 2x [TBD]bps, subject to the Monthly Available Funds Cap.

Available Funds Cap:    The Available Funds Cap is the weighted average of the
                        Mortgage Rates on the Mortgage Loans in the Variable
                        Rate Group, less the sum of (a) the Variable-Rate Group
                        Servicing Fee (50 bps), (b) beginning on the third
                        Payment Date from the Closing Date, the premiums due to the Certificate Insurer with respect to the Certificate
                        Insurance Policy relating to the Class A-4 Certificates,
                        (c) the fees due to the Trustee relating to the Class
                        A-4 Certificates, and (d) beginning on the seventh
                        Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable
                        Rate Group, calculated as of the first day of the related Remittance Period.

Interest                The Class A-4 Certificates will have an interest carry
Carry Forward:          forward feature. Theexcess of the interest accrued on
                        the Class A-4 Certificates over the amount of interest actually distributed will be paid on future Remittance
                        Dates to the extent of Class A-4 Available funds prior to distributing any Excess Spread to the holder of the Class R Certificate. The Interest Carryover Amount will accrue interest at the Class A-4 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover
                        Amount is not guaranteed by MBIA. There will be no make-whole of the interest carry forward at the call date.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             First Alliance Mortgage Loan Trust 1998-3 Mortgage Loan
                    Asset Backed Certificates, Series 1998-3

-------------------------------------------------------------------------------

Pre-Funding Account:    On the Closing Date, approximately [$4,839,407.60] will
                        be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$19,855,442.26] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [October
                        20,1998] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                        [Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the [November] 1998 Payment Date.]

                        Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-4 Certificateholders as a prepayment on the [November] 1998 Payment Date.

Credit Enhancement:     A combination of:
                         - Overcollateralization
                         - Cross-collateralization of excess spread
                         - 100% wrap from MBIA guarantee of timely interest and
                           ultimate principal

Certificate Ratings:    The Certificates will be rated AAA by Standard & Poor's
                        and Aaa by Moody's Investor Service.

Certificate Insurer:    MBIA Insurance Corporation ("MBIA")
                        MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:              Timely payments of interest and the ultimate payment of
                        principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:         The Certificates will be ERISA eligible. Investors
                        should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:               REMIC

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:    For further information, call the ABS desk at (212)
                        778-2741, John Kim at (212) 778-1507, Naveen Bhalla at
                        (212) 778-7448, Howard Blecher at (212) 778-4429, or
                        James Chuchman at (212) 778-4540.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 09/01/98
          COUPON: 6.275%                                famt983                                FIRST PAYMENT: 10/20/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 4
ORIGINAL BALANCE: $30,000,000.00                  BOND A1 BE-YIELD TABLE                    YIELD TABLE DATE: 09/21/98

                                                    PREPAYMENT SPEED

FIXED      HEP     27.00%      23.00%      25.00%      29.00%      31.00%      33.00%     35.00%
 ARMs      CPR     30.00%      30.00%      30.00%      30.00%      30.00%      30.00%     30.00%
     99-24         6.272       6.282       6.277       6.267       6.262       6.257       6.252
     99-24+        6.255       6.267       6.261       6.249       6.244       6.238       6.232
     99-25         6.239       6.253       6.246       6.232       6.225       6.219       6.212
     99-25+        6.222       6.238       6.230       6.214       6.207       6.199       6.192
     99-26         6.206       6.224       6.215       6.197       6.188       6.180       6.172
     99-26+        6.189       6.209       6.199       6.180       6.170       6.161       6.151
     99-27         6.173       6.195       6.184       6.162       6.152       6.141       6.131
     99-27+        6.156       6.180       6.168       6.145       6.133       6.122       6.111

     99-28         6.140       6.165       6.153       6.127       6.115       6.103       6.091
     99-28+        6.123       6.151       6.137       6.110       6.097       6.084       6.071
     99-29         6.107       6.136       6.122       6.093       6.078       6.064       6.051
     99-29+        6.090       6.122       6.106       6.075       6.060       6.045       6.030
     99-30         6.074       6.107       6.091       6.058       6.042       6.026       6.010
     99-30+        6.057       6.093       6.075       6.040       6.023       6.007       5.990
     99-31         6.041       6.078       6.060       6.023       6.005       5.987       5.970
     99-31+        6.025       6.064       6.044       6.006       5.987       5.968       5.950

    100-00         6.008       6.049       6.029       5.988       5.968       5.949       5.930
    100-00+        5.992       6.035       6.013       5.971       5.950       5.930       5.910
    100-01         5.975       6.020       5.998       5.953       5.932       5.911       5.890
    100-01+        5.959       6.006       5.982       5.936       5.914       5.891       5.869
    100-02         5.942       5.991       5.967       5.919       5.895       5.872       5.849
    100-02+        5.926       5.977       5.951       5.901       5.877       5.853       5.829
    100-03         5.910       5.962       5.936       5.884       5.859       5.834       5.809
    100-03+        5.893       5.948       5.920       5.867       5.841       5.815       5.789

    100-04         5.877       5.933       5.905       5.849       5.822       5.795       5.769
    100-04+        5.860       5.919       5.889       5.832       5.804       5.776       5.749
    100-05         5.844       5.905       5.874       5.815       5.786       5.757       5.729
    100-05+        5.828       5.890       5.859       5.797       5.767       5.738       5.709
    100-06         5.811       5.876       5.843       5.780       5.749       5.719       5.689
    100-06+        5.795       5.861       5.828       5.763       5.731       5.700       5.669
    100-07         5.779       5.847       5.812       5.746       5.713       5.680       5.649
    100-07+        5.762       5.832       5.797       5.728       5.695       5.661       5.629

First Payment      0.081       0.081       0.081       0.081       0.081       0.081       0.081
Average Life       1.012       1.154       1.078       0.955       0.905       0.860       0.820
Last Payment       1.997       2.247       2.081       1.831       1.747       1.664       1.581
Mod.Dur. @ 100-00  0.947       1.074       1.006       0.896       0.851       0.810       0.774



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


 CURRENT BALANCE: $22,000,000.00                                                                  DATED DATE: 09/01/98
          COUPON: 6.270%                               famt983                                 FIRST PAYMENT: 10/20/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 4
ORIGINAL BALANCE: $22,000,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 09/21/98

                                                    PREPAYMENT SPEED

FIXED      HEP     27.00%      23.00%      25.00%      29.00%      31.00%      33.00%      35.00%
 ARMs      CPR     30.00%      30.00%      30.00%      30.00%      30.00%      30.00%      30.00%

     99-24         6.322       6.326       6.324       6.320       6.318       6.316       6.314
     99-24+        6.316       6.321       6.319       6.314       6.311       6.309       6.306
     99-25         6.310       6.316       6.313       6.307       6.305       6.302       6.299
     99-25+        6.304       6.311       6.308       6.301       6.298       6.295       6.291
     99-26         6.298       6.306       6.302       6.295       6.291       6.287       6.284
     99-26+        6.293       6.301       6.297       6.289       6.284       6.280       6.276
     99-27         6.287       6.295       6.291       6.282       6.278       6.273       6.269
     99-27+        6.281       6.290       6.286       6.276       6.271       6.266       6.261

     99-28         6.275       6.285       6.280       6.270       6.264       6.259       6.254
     99-28+        6.269       6.280       6.275       6.264       6.258       6.252       6.246
     99-29         6.263       6.275       6.269       6.257       6.251       6.245       6.239
     99-29+        6.257       6.270       6.264       6.251       6.245       6.238       6.231
     99-30         6.252       6.265       6.258       6.245       6.238       6.231       6.224
     99-30+        6.246       6.260       6.253       6.238       6.231       6.224       6.216
     99-31         6.240       6.255       6.247       6.232       6.225       6.217       6.209
     99-31+        6.234       6.250       6.242       6.226       6.218       6.210       6.201

    100-00         6.228       6.245       6.236       6.220       6.211       6.203       6.194
    100-00+        6.222       6.240       6.231       6.213       6.205       6.196       6.187
    100-01         6.216       6.234       6.225       6.207       6.198       6.189       6.179
    100-01+        6.211       6.229       6.220       6.201       6.191       6.182       6.172
    100-02         6.205       6.224       6.215       6.195       6.185       6.174       6.164
    100-02+        6.199       6.219       6.209       6.188       6.178       6.167       6.157
    100-03         6.193       6.214       6.204       6.182       6.171       6.160       6.149
    100-03+        6.187       6.209       6.198       6.176       6.165       6.153       6.142

    100-04         6.181       6.204       6.193       6.170       6.158       6.146       6.134
    100-04+        6.175       6.199       6.187       6.163       6.151       6.139       6.127
    100-05         6.170       6.194       6.182       6.157       6.145       6.132       6.119
    100-05+        6.164       6.189       6.176       6.151       6.138       6.125       6.112
    100-06         6.158       6.184       6.171       6.145       6.131       6.118       6.105
    100-06+        6.152       6.179       6.165       6.138       6.125       6.111       6.097
    100-07         6.146       6.174       6.160       6.132       6.118       6.104       6.090
    100-07+        6.140       6.169       6.154       6.126       6.112       6.097       6.082

First Payment      1.997       2.247       2.081       1.831       1.747       1.664       1.581
Average Life       3.011       3.532       3.252       2.802       2.618       2.456       2.311
Last Payment       4.414       5.164       4.747       4.081       3.831       3.581       3.331
Mod.Dur. @ 100-00  2.657       3.065       2.847       2.489       2.340       2.206       2.086


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


 CURRENT BALANCE: $18,000,000.00                                                                  DATED DATE: 09/01/98
          COUPON: 6.515%                                  famt983                              FIRST PAYMENT: 10/20/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 4
ORIGINAL BALANCE: $18,000,000.00                   BOND A3 BE-YIELD TABLE                   YIELD TABLE DATE: 09/21/98

                                                     PREPAYMENT SPEED

                                                 ***** TO 10% CALL *****

FIXED      HEP     27.00%      23.00%      25.00%      29.00%      31.00%      33.00%      35.00%
 ARMs      CPR     30.00%      30.00%      30.00%      30.00%      30.00%      30.00%      30.00%

     99-24         6.585       6.588       6.586       6.584       6.583       6.582       6.580
     99-24+        6.582       6.585       6.583       6.581       6.579       6.578       6.576
     99-25         6.579       6.582       6.581       6.577       6.576       6.574       6.572
     99-25+        6.576       6.579       6.578       6.574       6.572       6.570       6.569
     99-26         6.573       6.577       6.575       6.571       6.569       6.567       6.565
     99-26+        6.570       6.574       6.572       6.567       6.565       6.563       6.561
     99-27         6.566       6.571       6.569       6.564       6.562       6.559       6.557
     99-27+        6.563       6.568       6.566       6.561       6.558       6.555       6.553

     99-28         6.560       6.566       6.563       6.557       6.555       6.552       6.549
     99-28+        6.557       6.563       6.560       6.554       6.551       6.548       6.545
     99-29         6.554       6.560       6.557       6.551       6.547       6.544       6.541
     99-29+        6.551       6.557       6.554       6.547       6.544       6.540       6.537
     99-30         6.548       6.555       6.551       6.544       6.540       6.537       6.533
     99-30+        6.545       6.552       6.548       6.541       6.537       6.533       6.529
     99-31         6.541       6.549       6.545       6.538       6.533       6.529       6.525
     99-31+        6.538       6.547       6.542       6.534       6.530       6.526       6.521

    100-00         6.535       6.544       6.540       6.531       6.526       6.522       6.517
    100-00+        6.532       6.541       6.537       6.528       6.523       6.518       6.513
    100-01         6.529       6.538       6.534       6.524       6.519       6.514       6.509
    100-01+        6.526       6.536       6.531       6.521       6.516       6.511       6.506
    100-02         6.523       6.533       6.528       6.518       6.512       6.507       6.502
    100-02+        6.520       6.530       6.525       6.514       6.509       6.503       6.498
    100-03         6.516       6.527       6.522       6.511       6.505       6.499       6.494
    100-03+        6.513       6.525       6.519       6.508       6.502       6.496       6.490

    100-04         6.510       6.522       6.516       6.504       6.498       6.492       6.486
    100-04+        6.507       6.519       6.513       6.501       6.495       6.488       6.482
    100-05         6.504       6.517       6.510       6.498       6.491       6.484       6.478
    100-05+        6.501       6.514       6.507       6.494       6.488       6.481       6.474
    100-06         6.498       6.511       6.505       6.491       6.484       6.477       6.470
    100-06+        6.495       6.508       6.502       6.488       6.481       6.473       6.466
    100-07         6.491       6.506       6.499       6.485       6.477       6.470       6.462
    100-07+        6.488       6.503       6.496       6.481       6.474       6.466       6.458

First Payment      4.414       5.164       4.747       4.081       3.831       3.581       3.331
Average Life       6.275       7.443       6.820       5.830       5.417       5.060       4.756
Last Payment       7.331       8.747       7.997       6.831       6.331       5.914       5.581
Mod.Dur. @ 100-00  4.982       5.701       5.324       4.693       4.417       4.172       3.959


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 09/21/98
  CURRENT COUPON: 5.845%                                 famt983                               FIRST PAYMENT: 10/20/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 4
ORIGINAL BALANCE: $30,000,000.00            BOND A4 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 09/21/98

                                              ASSUMED CONSTANT LIBOR-1M 5.6250

                                                   ***** TO 10% CALL *****

FIXED      HEP     27.00%      27.00%      27.00%      27.00%      27.00%      27.00%      27.00%
 ARMs      CPR     30.00%      24.00%      26.00%      28.00%      32.00%      34.00%      36.00%

     99-24        33.311      31.123      31.847      32.573      34.094      34.887      35.680
     99-24+       32.603      30.551      31.231      31.910      33.337      34.080      34.823
     99-25        31.895      29.980      30.614      31.248      32.579      33.273      33.967
     99-25+       31.187      29.409      29.998      30.587      31.822      32.466      33.110
     99-26        30.479      28.838      29.381      29.925      31.066      31.660      32.254
     99-26+       29.771      28.267      28.765      29.264      30.309      30.854      31.398
     99-27        29.064      27.697      28.149      28.602      29.553      30.048      30.543
     99-27+       28.356      27.127      27.534      27.941      28.796      29.242      29.688

     99-28        27.649      26.556      26.918      27.280      28.040      28.437      28.832
     99-28+       26.943      25.986      26.303      26.620      27.285      27.631      27.978
     99-29        26.236      25.416      25.688      25.959      26.529      26.826      27.123
     99-29+       25.529      24.846      25.073      25.299      25.774      26.021      26.269
     99-30        24.823      24.277      24.458      24.639      25.019      25.217      25.414
     99-30+       24.117      23.707      23.843      23.979      24.264      24.412      24.560
     99-31        23.411      23.138      23.229      23.319      23.509      23.608      23.707
     99-31+       22.706      22.569      22.614      22.659      22.754      22.804      22.853

    100-00        22.000      22.000      22.000      22.000      22.000      22.000      22.000
    100-00+       21.295      21.431      21.386      21.341      21.246      21.196      21.147
    100-01        20.590      20.863      20.772      20.682      20.492      20.393      20.294
    100-01+       19.885      20.294      20.158      20.023      19.738      19.590      19.442
    100-02        19.180      19.726      19.545      19.364      18.985      18.787      18.589
    100-02+       18.475      19.157      18.932      18.706      18.231      17.984      17.737
    100-03        17.771      18.589      18.318      18.047      17.478      17.182      16.885
    100-03+       17.067      18.022      17.705      17.389      16.725      16.380      16.034

    100-04        16.363      17.454      17.093      16.731      15.973      15.577      15.182
    100-04+       15.659      16.886      16.480      16.073      15.220      14.776      14.331
    100-05        14.956      16.319      15.867      15.416      14.468      13.974      13.480
    100-05+       14.252      15.752      15.255      14.758      13.716      13.173      12.630
    100-06        13.549      15.185      14.643      14.101      12.964      12.371      11.779
    100-06+       12.846      14.618      14.031      13.444      12.212      11.570      10.929
    100-07        12.143      14.051      13.419      12.787      11.461      10.770      10.079
    100-07+       11.441      13.484      12.808      12.130      10.710       9.969       9.229

First Payment      0.081       0.081       0.081       0.081       0.081       0.081       0.081
Average Life       2.458       3.147       2.879       2.654       2.280       2.124       1.988
Last Payment       6.414       8.247       7.497       6.914       5.914       5.497       5.164
Mod.Dur. @ 100-00  2.131       2.642       2.448       2.280       1.993       1.871       1.762


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

AVAILABLE FUNDS CAP FOR BOND A4

Cap: Net WAC - Trustee Fee (2 bps) - Surety Fee (13 bps) - 50 bps cushion (starting month 7)

DATE    Av Funds Cap (30/360 Basis)
-----------------------------------
10/98   7.666
11/98   7.665
12/98   7.665
01/99   7.665
02/99   7.665
03/99   8.063
04/99   7.845
05/99   8.056
06/99   8.236
07/99   8.236
08/99   8.236
09/99   8.634

10/99   8.905
11/99   9.116
12/99   9.294
01/00   9.294
02/00   9.294
03/00   9.606
04/00   9.744
05/00   9.953
06/00  10.132
07/00  10.132
08/00  10.132
09/00  10.132

10/00  10.132
11/00  10.132
12/00  10.137
01/01  10.137
02/01  10.137
03/01  10.137
04/01  10.137
05/01  10.137
06/01  10.137
07/01  10.137
08/01  10.137
09/01  10.137

10/01  10.137
11/01  10.137
12/01  10.137
01/02  10.137
02/02  10.137
03/02  10.137
04/02  10.137
05/02  10.137
06/02  10.137  and so on...


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  FAMT 83 FIXED
     -  Cut Off Date of Tape is  09/01/98
     -  Fixed Rate Collateral
     -      $50,144,557.74
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     566

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $50,144,557.74
Aggregate Original Principal Balance:              $50,404,339.00

Weighted Average Gross Coupon:                             9.361%
Gross Coupon Range:                             7.400% -  14.850%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $88,594.62
Average Original Principal Balance:                    $89,053.60

Maximum Unpaid Principal Balance:                     $317,748.00
Minimum Unpaid Principal Balance:                      $16,989.00

Maximum Original Principal Balance:                   $317,748.00
Minimum Original Principal Balance:                    $16,989.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         334.292
Stated Rem Term Range:                          97.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             4.937
Age Range:                                       0.000 -   83.000

Weighted Average Original Term (to amortization):         339.229
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             60.710
Original LTV Range:                             9.534% -  84.992%

Weighted Average Combined LTV:                             60.916
Combined LTV Range:                             9.534% -  84.992%
--------------------------------------------------------------------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                   Aggregate        Cut-Off Date
         Gross Mortgage            Number of        Unpaid            Aggregate
         Interest Rate             Mortgage        Principal          Principal
             Range                   Loans          Balance            Balance

 7.00% < Gross Coupon <=  7.50%          5          512,014.65          1.02
 7.75% < Gross Coupon <=  8.00%         18        1,843,120.14          3.68
 8.00% < Gross Coupon <=  8.25%         10        1,055,968.89          2.11
 8.25% < Gross Coupon <=  8.50%         60        5,119,690.24         10.21
 8.50% < Gross Coupon <=  8.75%         21        2,588,583.54          5.16
 8.75% < Gross Coupon <=  9.00%        129       11,633,397.39         23.20
 9.00% < Gross Coupon <=  9.25%         28        2,849,688.55          5.68
 9.25% < Gross Coupon <=  9.50%         99        8,626,063.41         17.20
 9.50% < Gross Coupon <=  9.75%         25        2,681,999.50          5.35
 9.75% < Gross Coupon <= 10.00%         83        6,764,475.79         13.49
10.00% < Gross Coupon <= 10.25%         11        1,044,374.62          2.08
10.25% < Gross Coupon <= 10.50%         22        1,438,832.20          2.87
10.50% < Gross Coupon <= 10.75%          9        1,004,925.22          2.00
10.75% < Gross Coupon <= 11.00%         20        1,694,782.90          3.38
11.00% < Gross Coupon <= 11.25%          1           71,990.00          0.14
11.25% < Gross Coupon <= 11.50%          5          367,019.63          0.73
11.50% < Gross Coupon <= 11.75%          2           43,761.05          0.09
11.75% < Gross Coupon <= 12.00%          7          405,686.50          0.81
12.00% < Gross Coupon <= 12.25%          1           45,675.84          0.09
12.25% < Gross Coupon <= 12.50%          1           48,091.00          0.10
12.50% < Gross Coupon <= 12.75%          1           22,437.70          0.04
12.75% < Gross Coupon <= 13.00%          3          125,722.00          0.25
13.00% < Gross Coupon <= 13.25%          1           26,933.00          0.05
13.25% < Gross Coupon <= 13.50%          2           71,749.94          0.14
13.50% < Gross Coupon <= 13.75%          1           25,692.04          0.05
14.75% < Gross Coupon <= 15.00%          1           31,882.00          0.06
--------------------------------------------------------------------------------
Total..........                        566     $ 50,144,557.74        100.00%
================================================================================


                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                        Aggregate        Cut-Off Date
                         Number of       Unpaid            Aggregate
                         Mortgage       Principal          Principal
      Remaining Term       Loans         Balance            Balance

 96 < Rem Term <= 108          1          37,095.94           0.07%
108 < Rem Term <= 120          6         460,315.85           0.92%
144 < Rem Term <= 156          2         116,946.34           0.23%
156 < Rem Term <= 168          5         289,317.17           0.58%
168 < Rem Term <= 180         62       4,329,655.94           8.63%
228 < Rem Term <= 240          8         599,280.85           1.20%
276 < Rem Term <= 288          1          22,437.70           0.04%
300 < Rem Term <= 312         11       1,311,538.95           2.62%
312 < Rem Term <= 324          4         489,730.09           0.98%
324 < Rem Term <= 336         13       1,123,815.27           2.24%
336 < Rem Term <= 348         54       4,845,669.97           9.66%
348 < Rem Term <= 360        399      36,518,753.67          72.83%
--------------------------------------------------------------------------------
Total............            566     $50,144,557.74         100.00%
================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.00 < LTV <= 10.00               1            29,556.00       0.06
10.00 < LTV <= 15.00               6           194,611.53       0.39
15.00 < LTV <= 20.00               9           271,357.21       0.54
20.00 < LTV <= 25.00              19           823,024.84       1.64
25.00 < LTV <= 30.00              14           734,541.49       1.46
30.00 < LTV <= 35.00              34         1,782,109.49       3.55
35.00 < LTV <= 40.00              39         2,138,093.97       4.26
40.00 < LTV <= 45.00              26         1,661,474.04       3.31
45.00 < LTV <= 50.00              39         3,017,742.32       6.02
50.00 < LTV <= 55.00              49         4,046,752.90       8.07
55.00 < LTV <= 60.00              58         4,925,871.21       9.82
60.00 < LTV <= 65.00              66         7,205,818.84      14.37
65.00 < LTV <= 70.00             106        11,723,798.98      23.38
70.00 < LTV <= 75.00              53         5,966,477.72      11.90
75.00 < LTV <= 80.00              45         5,423,864.25      10.82
80.00 < LTV <= 85.00               2           199,462.95       0.40
--------------------------------------------------------------------------
Total....................        566      $ 50,144,557.74     100.00%
==========================================================================



                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
          Combined           Number of       Unpaid          Aggregate
        Loan-To-Value        Mortgage       Principal        Principal
            Ratio              Loans         Balance          Balance

  5.000 <Comb LTV<=  10.000        1            29,556.00       0.06
 10.000 <Comb LTV<=  15.000        2            62,995.53       0.13
 15.000 <Comb LTV<=  20.000        7           209,363.27       0.42
 20.000 <Comb LTV<=  25.000       18           796,091.84       1.59
 25.000 <Comb LTV<=  30.000       15           759,439.49       1.51
 30.000 <Comb LTV<=  35.000       34         1,782,109.49       3.55
 35.000 <Comb LTV<=  40.000       39         2,138,093.97       4.26
 40.000 <Comb LTV<=  45.000       26         1,661,474.04       3.31
 45.000 <Comb LTV<=  50.000       40         3,054,838.26       6.09
 50.000 <Comb LTV<=  55.000       49         4,046,752.90       8.07
 55.000 <Comb LTV<=  60.000       59         4,937,958.21       9.85
 60.000 <Comb LTV<=  65.000       66         7,205,818.84      14.37
 65.000 <Comb LTV<=  70.000      108        11,788,878.98      23.51
 70.000 <Comb LTV<=  75.000       55         6,047,859.72      12.06
 75.000 <Comb LTV<=  80.000       45         5,423,864.25      10.82
 80.000 <Comb LTV<=  85.000        2           199,462.95       0.40
--------------------------------------------------------------------------
Total....................        566      $ 50,144,557.74     100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              JUNIOR LIEN RATIOS

                                                           Percentage of
                                            Aggregate      Cut-Off Date
          JUNIOR             Number of       Unpaid          Aggregate
           LIEN              Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LIEN <= 20.000            3            96,962.00       0.19
20.000 < LIEN <= 30.000            1            34,654.00       0.07
30.000 < LIEN <= 40.000            2            64,028.94       0.13
70.000 < LIEN <= 80.000            2            74,398.00       0.15
90.000 < LIEN <=100.000          558        49,874,514.80      99.46
--------------------------------------------------------------------------------
Total....................        566      $ 50,144,557.74     100.00%
================================================================================


                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

             Balance <=    25,000     13           289,053.10       0.58
    25,000 < Balance <=    50,000     91         3,646,336.93       7.27
    50,000 < Balance <=    75,000    144         9,103,057.55      18.15
    75,000 < Balance <=   100,000    143        12,519,601.35      24.97
   100,000 < Balance <=   150,000    132        15,783,686.88      31.48
   150,000 < Balance <=   175,000     17         2,781,605.10       5.55
   175,000 < Balance <=   200,000     11         2,089,120.89       4.17
   200,000 < Balance <=   250,000      5         1,103,136.23       2.20
   250,000 < Balance <=   300,000      7         1,903,149.70       3.80
   300,000 < Balance <=   350,000      3           925,810.01       1.85
--------------------------------------------------------------------------------
Total....................            566      $ 50,144,557.74     100.00%
================================================================================


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    7                 433,518.48         0.86
California               174              17,465,647.61        34.83
Colorado                  19               1,524,362.56         3.04
Dist of Col                6                 388,294.40         0.77
Florida                   20               1,676,061.25         3.34
Georgia                    8                 637,152.22         1.27
Hawaii                     1                 150,952.56         0.30
Idaho                      1                 102,548.72         0.20
Illinois                  43               3,719,361.62         7.42
Maryland                  20               1,493,173.15         2.98
Massachsetts              29               2,245,836.98         4.48
Minnesota                  1                 109,581.00         0.22
New Jersey                65               4,943,961.07         9.86
New York                  67               6,394,154.71        12.75
Ohio                      18               1,347,329.75         2.69
Oregon                    28               2,123,543.65         4.23
Pennsylvania              22               1,966,134.55         3.92
Utah                      17               1,496,790.45         2.98
Virginia                   7                 703,404.99         1.40
Washington                13               1,222,748.02         2.44
--------------------------------------------------------------------------------
Total...............     566            $ 50,144,557.74       100.00%
================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    511        45,470,256.88      90.68
PUD                                2           113,334.77       0.23
Condominiums                      15         1,159,049.29       2.31
2-4 Family                        38         3,401,916.80       6.78
--------------------------------------------------------------------------
Total...............             566      $ 50,144,557.74     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    536       47,872,252.69          95.47
Investor                       28        2,023,077.95           4.03
Second Home                     2          249,227.10           0.50
--------------------------------------------------------------------------
Total..................       566     $ 50,144,557.74         100.00%
==========================================================================









THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  FAMT 83 ARM
     -  Cut Off Date of Tape is  09/01/98
     -  Adjustable Rate Collateral
     -        $25,160,592.40
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     259

Lien Status:                                       1st Lien Loans

Aggregate Unpaid Principal Balance:                $25,160,592.40
Aggregate Original Principal Balance:              $25,176,976.00
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           8.316%
Gross Coupon Range:                             6.330% -  12.490%

Weighted Average Margin (Gross):                           5.706%
Gross Margin Range:                             2.990% -   8.790%

Weighted Average Life Cap (Gross):                        15.310%
Gross Life Cap Range:                          13.330% -  19.490%

Weighted Average Life Floor (Gross):                       8.312%
Gross Life Floor Range:                         6.330% -  12.490%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $97,145.14
Average Original Principal Balance:                    $97,208.40

Maximum Unpaid Principal Balance:                     $325,600.00
Minimum Unpaid Principal Balance:                      $20,378.00

Maximum Original Principal Balance:                   $325,600.00
Minimum Original Principal Balance:                    $20,378.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         346.314
Stated Rem Term Range:                          120.000 - 360.000

Weighted Average Age (First Pay thru Paid Thru):            0.441
Age Range:                                         0.000 - 13.000

Weighted Average Original Term(to amortization):          346.755
Original Term Range:                            120.000 - 360.000

Weighted Average Original LTV:                             63.025
Original LTV Range:                              12.736% - 85.000%

Weighted Average Periodic Interest Cap:                     1.058%
Periodic Interest Cap Range:                       1.000% - 1.500%

Weighted Average Months to Interest Roll:                   5.739
Months to Interest Roll Range:                             1 - 23

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                   6 - 6
--------------------------------------------------------------------------------




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                                            LOAN TYPE

------------------------------------------------------------------------------------------------------------------------------------

                                                                               WA      WA
                                          WA            WA      WA      WA     PER    MONTH    WA        Total            Total
                   #        %            Rem    WA     Orig    LIFE   GROSS    INT   TO INT   LIFE      Original         Current
   Loan Type      Loan     Pool   WAC    Term   Age    LTV     CAP    MARGIN   CAP    ROLL    FLOOR      Balance         Balance

2/28LIBOR ARMs      2      .81   8.357  356.11  3.89  59.42   15.06   5.320   1.350  19.11    8.36      $203,200.00     $202,762.33
Six Month LIBOR   257    99.19   8.316  346.23   .41  63.05   15.31   5.709   1.056   5.63    8.31   $24,973,776.00  $24,957,830.07
------------------------------------------------------------------------------------------------------------------------------------
Total.....        259   100.00%  8.316  346.31   .44  63.02   15.31   5.706   1.058   5.74    8.31   $25,176,976.00  $25,160,592.40
====================================================================================================================================

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% < Gross Coupon <=  6.50%          1          154,855.19          0.62
 6.50% < Gross Coupon <=  7.00%         17        1,980,079.24          7.87
 7.00% < Gross Coupon <=  7.50%         42        4,245,867.34         16.88
 7.50% < Gross Coupon <=  7.75%         11        1,088,854.55          4.33
 7.75% < Gross Coupon <=  8.00%         58        5,717,774.79         22.73
 8.00% < Gross Coupon <=  8.25%          7          588,239.58          2.34
 8.25% < Gross Coupon <=  8.50%         29        2,515,795.96         10.00
 8.50% < Gross Coupon <=  8.75%         20        2,229,493.90          8.86
 8.75% < Gross Coupon <=  9.00%         19        1,962,141.24          7.80
 9.00% < Gross Coupon <=  9.25%          7          764,083.67          3.04
 9.25% < Gross Coupon <=  9.50%         14        1,126,786.12          4.48
 9.50% < Gross Coupon <=  9.75%         10          816,598.05          3.25
 9.75% < Gross Coupon <= 10.00%          6          585,693.71          2.33
10.25% < Gross Coupon <= 10.50%          5          501,768.40          1.99
10.50% < Gross Coupon <= 10.75%          7          541,566.05          2.15
10.75% < Gross Coupon <= 11.00%          3          214,016.58          0.85
11.00% < Gross Coupon <= 11.25%          1           20,378.00          0.08
11.25% < Gross Coupon <= 11.50%          1           48,612.43          0.19
12.25% < Gross Coupon <= 12.50%          1           57,987.60          0.23
--------------------------------------------------------------------------------
Total..........                        259     $ 25,160,592.40        100.00%
================================================================================


                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          1          46,787.00           0.19%
168 < Rem Term <= 180         21       1,732,646.41           6.89%
228 < Rem Term <= 240          1          84,463.64           0.34%
336 < Rem Term <= 348          1          60,673.25           0.24%
348 < Rem Term <= 360        235      23,236,022.10          92.35%
-------------------------------------------------------------------
Total............          259       $25,160,592.40         100.00%
===================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.00 < LTV <= 15.00               1            20,378.00       0.08
20.00 < LTV <= 25.00               6           231,590.53       0.92
25.00 < LTV <= 30.00               7           352,941.25       1.40
30.00 < LTV <= 35.00              10           654,419.71       2.60
35.00 < LTV <= 40.00               9           591,922.15       2.35
40.00 < LTV <= 45.00              13           864,563.16       3.44
45.00 < LTV <= 50.00              19         1,753,037.48       6.97
50.00 < LTV <= 55.00              25         2,036,349.60       8.09
55.00 < LTV <= 60.00              34         3,231,201.96      12.84
60.00 < LTV <= 65.00              30         3,075,600.24      12.22
65.00 < LTV <= 70.00              32         3,449,248.85      13.71
70.00 < LTV <= 75.00              43         5,230,626.73      20.79
75.00 < LTV <= 80.00              24         2,892,741.60      11.50
80.00 < LTV <= 85.00               6           775,971.14       3.08
--------------------------------------------------------------------------
Total....................        259      $ 25,160,592.40     100.00%
==========================================================================


                          CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

             Balance <=    25,000      1            20,378.00       0.08
    25,000 < Balance <=    50,000     27         1,136,625.76       4.52
    50,000 < Balance <=    75,000     74         4,688,486.34      18.63
    75,000 < Balance <=   100,000     62         5,424,336.27      21.56
   100,000 < Balance <=   150,000     57         6,950,472.87      27.62
   150,000 < Balance <=   175,000     20         3,192,643.81      12.69
   175,000 < Balance <=   200,000     12         2,227,043.21       8.85
   200,000 < Balance <=   250,000      4           902,098.14       3.59
   250,000 < Balance <=   300,000      1           292,908.00       1.16
   300,000 < Balance <=   350,000      1           325,600.00       1.29
--------------------------------------------------------------------------
Total....................            259      $ 25,160,592.40     100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    6                 514,847.05         2.05
California                50               6,416,470.42        25.50
Colorado                  14               1,138,970.18         4.53
Dist of Col                2                 216,832.00         0.86
Florida                    4                 282,786.79         1.12
Georgia                    2                 241,640.00         0.96
Illinois                  37               2,919,189.61        11.60
Maryland                   7                 660,403.14         2.62
Massachsetts               6                 549,105.60         2.18
Minnesota                  8                 639,363.92         2.54
New Jersey                17               1,884,597.07         7.49
New York                  24               2,145,790.76         8.53
Ohio                      14               1,108,197.85         4.40
Oregon                    15               1,426,445.48         5.67
Pennsylvania               8                 652,752.17         2.59
Utah                      21               1,790,469.42         7.12
Virginia                   2                  91,349.00         0.36
Washington                22               2,481,381.94         9.86
--------------------------------------------------------------------------
Total...............     259            $ 25,160,592.40       100.00%
==========================================================================


                               DISTRIBUTION OF
                                   MARGINS
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 2.500 < Margin <=  3.000        1         100,713.69           0.40
 3.500 < Margin <=  4.000        4         654,912.65           2.60
 4.000 < Margin <=  4.500        8         769,081.68           3.06
 4.500 < Margin <=  5.000       34       3,029,334.38          12.04
 5.000 < Margin <=  5.500       88       8,707,268.59          34.61
 5.500 < Margin <=  6.000       58       5,603,353.47          22.27
 6.000 < Margin <=  6.500       34       3,188,001.65          12.67
 6.500 < Margin <=  7.000       19       1,873,037.68           7.44
 7.000 < Margin <=  7.500        9         781,579.43           3.11
 7.500 < Margin <=  8.000        2         227,537.18           0.90
 8.000 < Margin <=  8.500        1         137,382.00           0.55
 8.500 < Margin <=  9.000        1          88,390.00           0.35
--------------------------------------------------------------------------------
Total.................         259    $ 25,160,592.40         100.00%
================================================================================



                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     235         22,237,662.10          88.38
  1.500                      24          2,922,930.30          11.62
--------------------------------------------------------------------------------
Total.................      259       $ 25,160,592.40         100.00%
================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

13.000 < LIFE CAP <= 13.500             1       154,855.19           0.62
13.500 < LIFE CAP <= 14.000            17     1,980,079.24           7.87
14.000 < LIFE CAP <= 14.500            42     4,245,867.34          16.88
14.500 < LIFE CAP <= 15.000            69     6,806,629.34          27.05
15.000 < LIFE CAP <= 15.500            36     3,104,035.54          12.34
15.500 < LIFE CAP <= 16.000            39     4,191,635.14          16.66
16.000 < LIFE CAP <= 16.500            22     1,939,482.22           7.71
16.500 < LIFE CAP <= 17.000            17     1,462,965.01           5.81
17.000 < LIFE CAP <= 17.500             5       501,768.40           1.99
17.500 < LIFE CAP <= 18.000             9       694,909.38           2.76
18.000 < LIFE CAP <= 18.500             1        20,378.00           0.08
19.000 < LIFE CAP <= 19.500             1        57,987.60           0.23
--------------------------------------------------------------------------
Total.................               259   $ 25,160,592.40         100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 6.000 < Life Floor <=  6.500           1       154,855.19      0.62
 6.500 < Life Floor <=  7.000          17     1,980,079.24      7.87
 7.000 < Life Floor <=  7.500          42     4,245,867.34     16.88
 7.500 < Life Floor <=  8.000          69     6,806,629.34     27.05
 8.000 < Life Floor <=  8.500          36     3,104,035.54     12.34
 8.500 < Life Floor <=  9.000          39     4,191,635.14     16.66
 9.000 < Life Floor <=  9.500          22     1,939,482.22      7.71
 9.500 < Life Floor <= 10.000          16     1,402,291.76      5.57
10.000 < Life Floor <= 10.500           5       501,768.40      1.99
10.500 < Life Floor <= 11.000          10       755,582.63      3.00
11.000 < Life Floor <= 11.500           1        20,378.00      0.08
12.000 < Life Floor <= 12.500           1        57,987.60      0.23
--------------------------------------------------------------------------
Total.................                259  $ 25,160,592.40    100.00%
==========================================================================


                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    240        23,319,290.28      92.68
PUD                                1           106,655.90       0.42
Condominiums                       5           607,896.20       2.42
2-4 Family                        13         1,126,750.02       4.48
--------------------------------------------------------------------------
Total...............             259      $ 25,160,592.40     100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    253       24,670,145.61          98.05
Investor                        6          490,446.79           1.95
--------------------------------------------------------------------------------
Total..................       259     $ 25,160,592.40         100.00%
================================================================================


                           LOAN SUMMARY STRATIFIED BY
                                    LOAN TYPE


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
        Loan Type              Loans         Balance          Balance

2/28LIBOR ARMs                     2           202,762.33       0.81
Six Month LIBOR                  257        24,957,830.07      99.19
--------------------------------------------------------------------------------
Total..................          259      $ 25,160,592.40     100.00%
================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.